UNITED STATES

SECURITIES AND EXCHANGE COMMISSION Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 15, 2007

GEOVIC MINING CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-52646	20-5919886
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

743 Horizon Court, Suite 300A, Grand Junction, Colorado		81506
(Address of principal executive offices)		(Zip Code)

(970) 256-9681 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

¨	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¨	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¨	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

¨	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 7.01 Regulation FD Disclosure.

     The information in this Form 8-K (including the exhibit hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     On November 15, 2007, Geovic Mining Corp. (the “Company”) (TSXV: GMC), announced that the Toronto Stock Exchange has approved the listing of the Common Shares, the Warrants, the Series A Warrants and the Series B Warrants of the Company (together, the “Securities”), effective Friday, November 16, 2007. The Securities will be delisted from the TSX Venture Exchange upon commencement of trading on the Toronto Stock Exchange. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c)	The following exhibits are furnished herewith: 99.1 Press release, dated November 15, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEOVIC MINING CORP.
Registrant

November 15, 2007	By: /s/ John E. Sherborne
John E. Sherborne
Chief Executive Officer

EXHIBIT INDEX

Exhibit No. Description

99.1                   Press release dated November 15, 2007